EXHIBIT 10.2

SECURITIES PURCHASE AGREEMENT

 THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") made as of February , 2015 between Banjo & Matilda, Inc., a Nevada corporation (the "Company") and the individual or entity whose name is set forth on the signature page hereto (the "Investor").

Preliminary Statement

Investor desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement the number of shares of common stock of the Company (the “Shares”) provided for herein at the Purchase Price (as defined herein).

The issuance and sale of the Shares to the Investor is intended to be exempt from the registration requirements of the Securities Act of 1933, as amended, or any successor statutes and the rules and regulations promulgated thereunder (“Securities Act”), in reliance upon the exemption provided by Regulation S of the Securities Act (“Regulation S”).

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereby agree as follows:

1. Purchase and Sale of Note.

1.1 Sale and Issuance. The Company hereby agrees to issue to Investor, and the Investor hereby agrees to purchase from the Company, the number of shares of the common stock of the Company set forth on the signature page for the per share and aggregate amounts (the “Purchase Price”) set forth on the signature page, on the terms and subject to the conditions set forth herein.

1.2 Closing; Delivery. The Company acknowledges receipt of the Purchase Price and agrees to deliver a certificate representing the Shares promptly after the date hereof.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor that, except as set forth in the schedule delivered herewith (collectively, the “Disclosure Schedule”):

2.1 Organization. The Company and each of its subsidiaries listed in the SEC Reports, as defined in Section 2.5 below (the “Subsidiaries), is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and each has full corporate power and authority to own, lease and operate its properties and assets and to conduct its business as now being conducted. The Company has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The Company and each of its Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business, or its ownership or leasing of property, makes such qualification necessary, unless the failure to so qualify has not and could not reasonably be expected to have a material adverse effect on (i) the assets, liabilities, results of operations, condition (financial or otherwise), business, or prospects of the Company and its Subsidiaries taken as a whole, or (ii) the ability of the Company to perform its obligations under this Agreement (“Material Adverse Effect”).

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2.2 Capital Stock. (a) The authorized capital stock of the Company consists of 200,000,000 shares, comprised of:

(i) One hundred million (100,000,000) shares of Common Stock;

(ii) One hundred million (100,000,000) of preferred stock, par value $0.00001 per share, of which 1,000,000 shares are issued and outstanding. Each share of preferred stock is entitled to 100 votes and is owned by Brendan Macpherson, Chief executive Officer of the Company. The shares of preferred stock will be cancelled at such time as Brendan Macpherson ceases to serve as Chief Executive Officer of the Company.

(b) Except as disclosed the SEC Reports (as defined in Section 2.5 below) or as described on Schedule 2.2, (x) there are no outstanding warrants, options, convertible securities, calls or other rights, agreements or arrangements of any character under which the Company or any of its subsidiaries is or may be obligated to issue any equity securities of any kind; (y) no security holder of the Company has the preemptive right, under the Articles of Incorporation or otherwise, or a right of first refusal, to purchase or acquire from the Company any capital stock of the Company and (z) except for the transactions contemplated by this Agreement, there are no convertible securities, outstanding warrants, options, calls or other rights to subscribe for, purchase or acquire from the Company any capital stock of the Company and there are not any contracts or binding commitments providing for the issuance of, or the granting of rights to acquire, any capital stock of the Company or under which the Company is, or may become, obligated to issue any of its securities. All issued and outstanding capital stock of the Company has been duly authorized, and is validly issued and outstanding and fully paid and non-assessable and was issued in full compliance with applicable state and federal securities law and any rights of third parties. The shares of Common Stock which the Investor may acquire upon conversion of the Note when issued in accordance with the terms of the Note will be duly authorized, validly issued, fully paid and non-assessable and will not be subject to preemptive rights created by statute, the Company’s articles of incorporation or bylaws or any agreement to which Company is a party or by which Company is bound.

2.2 Authorization; Due Execution and Delivery; Valid and Binding. All corporate action on the part of the Company necessary for the authorization, execution, delivery, and performance of all of the Company's obligations under this Agreement and for the authorization, issuance, and sale of the Shares of Common Stock has been taken. This Agreement has been duly executed and delivered on behalf of the Company and constitutes a valid, legal, and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity.

2.3 No Conflicts. The execution and delivery of this Agreement and the Shares by the Company does not, and the consummation by the Company of the transactions contemplated hereby and compliance with the terms hereof and thereof will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or to the increased, additional, accelerated or guaranteed rights or entitlements of any Person under, or result in the creation of any security interest, lien, charge or other encumbrance (collectively, “Encumbrances”) upon any of the properties or assets of the Company under, any provision of (i) the articles of incorporation and bylaws of the Company, (ii) any material note, indenture, mortgage, lease, agreement, contract, purchase order or other material instrument or agreement to which the Company or any of its subsidiaries is a party or by which it or any of its material property is bound or affected, (iii) any order of any court, governmental authority or arbitrator applicable to the Company or its properties or assets, or (iv) any law, statute, rule, regulation or judicial or administrative decision applicable to the Company; except in the case of clauses (ii), (iii) and (iv), such conflicts, violations and defaults, termination, cancellation and acceleration rights and entitlements and Encumbrances that in the aggregate would not hinder or impair the consummation of the transactions contemplated hereby or have a Material Adverse Effect with respect to the Company. As used herein, “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

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2.4 Consents. Except (i) as set forth in Schedule 2.4, and (ii) for the filing of such reports required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (the items in clauses (i) and (ii) being collectively referred to herein as "Company Consents"), no consents, approvals, licenses, permits, orders or authorizations of, or registrations, declarations, notices or filings with, any governmental authority or any third party are required to be obtained or made by or with respect to the Company in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby or the taking by the Company of any other action contemplated hereby or thereby, which, if not obtained or made, would have a Material Adverse Effect with respect to the Company.

 2.5 SEC Reports. The Company has filed on a timely basis copies of all required reports, schedules, registration statements and definitive proxy or information statements with the SEC since November 18, 2013 (as such documents have since the time of their filing been amended, the " SEC Reports"), true and complete copies of which have been made available to the Investor through the SEC’s EDGAR system at SEC.gov. As of their respective dates, the SEC Reports (including the financial statements filed as a part thereof) complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the SEC thereunder applicable to such SEC Reports, and none of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Company and its Subsidiaries included in the SEC Reports (the “Financial Statements”) comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present (subject, in the case of the unaudited financial statements, to normal, recurring audit adjustments, which were not individually or in the aggregate material) the financial position of Company and its Subsidiaries as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended.

2.6 Absence of Changes or Events. Except as disclosed in the SEC Reports, since the date of the most recent audited financial statements included in the SEC Reports, there have not occurred any changes, occurrences or other events or conditions of any character that, in the aggregate, have or would reasonably be expected to have, a Material Adverse Effect with respect to the Company or on the ability of the Company to perform its material obligations under this Agreement or the Note.

2.7 No Undisclosed Liabilities. Except as set forth in the SEC Reports or Schedule 2.7, the Company has no material liabilities or obligations.

2.8 No Undisclosed Events or Circumstances. No event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition that has not been described in the SEC Reports or the Disclosure Schedule.

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2.9 No Material Adverse Change. Except as set forth in the SEC Reports or Schedule 2.9, since September 30, 2014 there has not been:

(i) any change in the consolidated assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements, except for changes in the ordinary course of business which have not had and could not reasonably be expected to have a Material Adverse Effect;

(ii) any declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase of any securities of the Company;

(iii) any material damage, destruction or loss, whether or not covered by insurance, to any material assets or properties of the Company or its Subsidiaries;

(iv) any waiver, not in the ordinary course of business, by the Company or any Subsidiary of a material right or of a material debt owed to it;

(v) any satisfaction or discharge of any material lien, claim or encumbrance or payment of any material obligation by the Company or a Subsidiary, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company and its Subsidiaries taken as a whole;

(vi) any change or amendment to the Company's Articles of Incorporation or By-Laws, or material change to any material contract or arrangement by which the Company or any Subsidiary is bound or to which any of their respective material assets or properties is subject;

(vii) any material transaction entered into by the Company or a Subsidiary, other than in the ordinary course of business;

(viii) the loss of the services of any key employee, or material change in the composition or duties of the senior management of the Company or any Subsidiary;

(ix) the loss or threatened loss of any customer which has had or could reasonably be expected to have a Material Adverse Effect; or

(x) any other event or condition of any character that has had or could reasonably be expected to have a Material Adverse Effect.

2.10 Compliance with Other Instruments. Except as described on Schedule 2.10, neither the Company nor any of its Subsidiaries is in violation of (a) its Articles of Incorporation or By-laws, or in default in any material respect under any material note, indenture, mortgage, lease, agreement, contract, purchase order or other material instrument or agreement to which the Company or any of its Subsidiaries is a party or by which it or any of its material property is bound or affected, or (b) in violation of any law, statute, ordinance, regulation, order, writ, injunction, decree, or judgment of any court or any governmental department, commission, board, bureau, agency, self-regulatory body or instrumentality, domestic or foreign. To the best knowledge of the Company, no third party is in material default under any agreement, contract or other instrument or agreement to which the Company or any of its subsidiaries is a party or by which it or any of its material property is bound or affected. Neither the Company nor any of its Subsidiaries is a party to or bound by any order, judgment, decree or award of any governmental authority, agency, court, tribunal or arbitrator.

2.11 Use of Proceeds. The Company will use the proceeds from the issuance and sale of the Shares as working capital.

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2.12 Exempt Transaction. In reliance on the investment representations of the Investor contained in Section 3, the offer, issuance and sale of the Shares, as provided in this Agreement, are exempt from the registration requirements in Section 5 of the Securities Act.

2.13 Disclosure. The representations and warranties contained in this Section 2 together with the Disclosure Scheduledo not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Section 2 not misleading.

2.14 Brokers. Neither the Company nor any of its officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated by this Agreement.

3. Representations and Warranties of the Investor. The Investor hereby represents and warrants to the Company as follows:

3.1 Due Execution and Delivery; Valid and Binding. This Agreement has been duly executed and delivered by the Investor and constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with the terms hereof, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

3.2 No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Investor of the transactions contemplated hereby do not and will not (i) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which the Investor is a party or by which his properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Investor or his properties. The Investor is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to purchase the Note.

3.3 Access to Information Concerning the Company. The Investor has been directed to the SEC’s website “EDGAR” for information concerning the Company. In addition, the Investor has had the opportunity to ask questions of management of the Company and received such additional information regarding the Company as the Investor deems necessary as a basis for making a determination to purchase the Note.

3.4 Regulation S Exemption. The Investor understands that the Shares are being offered and sold in reliance on an exemption from the registration requirements of the Securities Act under Regulation S and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the applicability of such exemptions. In this regard, the Investor represents, warrants and agrees that:

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(i) The Investor is not a U.S. Person (as defined in Rule 902(k) of Regulation S) and is not acquiring the Note for the account or benefit of a U.S. Person.

(ii) At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the Investor was outside of the United States.

(iii) The Investor will not, during the period commencing on the date of issuance of the Note and ending on the six month anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the “Restricted Period”), offer, sell, pledge or otherwise transfer the Shares in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

(iv) The Investor was not in the United States, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Conversion Shares, including without limitation, any put, call or other option transaction, option writing or equity swap.

(vi) The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

(viii) Neither the Investor nor any person acting on his behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Conversion Shares. The undersigned agrees not to cause any advertisement of the Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

(ix) The offer to sell the Shares was directly communicated to the Investor by the Company or a designated representative of the Company and no other person has solicited an investment in the Shares on behalf of the Company. At no time was the Investor presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

3.5 Legends. The Investor understands that, until registered under the Securities Act or transferred pursuant to the provisions of Rule 144 as promulgated by the SEC, all certificates evidencing the Shares shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

(A) “THE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

(B) “TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

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3.6. Representations And Warranties With Respect To The USA Patriot Act

(a) The Investor understands and agrees that the Company prohibits the investment of funds by any persons or entities that are acting, directly or indirectly, (i) in contravention of any U.S. or international laws and regulations, including anti-money laundering regulations or conventions, (ii) on behalf of terrorists or terrorist organizations, including those persons or entities that are included on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Treasury Department's Office of Foreign Assets Control ("OFAC"), as such list may be amended from time to time, (iii) for a senior foreign political figure, any member of a senior foreign political figure’s immediate family or any close associate of a senior foreign political figure, unless the Company, after being specifically notified by the Investor in writing that it is such a person, conducts further due diligence, and determines that such investment shall be permitted, or (iv) for a foreign shell bank (such persons or entities in (i) - (iv) are collectively referred to as "Prohibited Persons").

(b) The Investor represents, warrants and covenants that: (i) it is not, nor is any person or entity controlling, controlled by or under common control with the Investor, a Prohibited Person, and (ii) to the extent the Investor has any beneficial owners, (1) it has carried out thorough due diligence to establish the identities of such beneficial owners, (2) based on such due diligence, the Investor reasonably believes that no such beneficial owners are Prohibited Persons, (3) it holds the evidence of such identities and status and will maintain all such evidence for at least five years from the date of the Investor’s complete withdrawal from the Company, and (4) it will make available such information and any additional information that the Company may require upon request.

(c) If any of the foregoing representations, warranties or covenants ceases to be true or if the Company no longer reasonably believes that it has satisfactory evidence as to their truth, notwithstanding any other agreement to the contrary, the Company may be obligated to freeze the Investor’s investment, either by segregating the assets constituting the investment in accordance with applicable regulations, or the Investor's investment may immediately be involuntarily withdrawn by the Company, and the Company may also be required to report such action and to disclose the Investor’s identity to OFAC or other authority. In the event that the Company is required to take any of the foregoing actions, the Investor understands and agrees that it shall have no claim against the Company or its affiliates, directors, members, partners, shareholders, officers, employees and agents for any form of damages as a result of any of the aforementioned actions.

3.7 Risk of Loss; Disclosure of Information. Without derogating from the Investor's right to rely on the representations and warranties of the Company set forth in Section 2 above, the Investor further represents and warrants to the Company with respect to its purchase of the Sahres as follows:

(a) The Investor acknowledges that in purchasing the Shares (the “Securities”) it is prepared to continue to bear the economic risk of such investment for an indefinite period of time.

(b) The Investor is able to bear the economic risk of an investment in the Securities and could afford a complete loss of such investment.

(c) The Investor acknowledges that it and its advisers and representatives have had an opportunity to ask questions of, and receive answers to its satisfaction from, a Person acting on behalf of the Company concerning such investment.

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(d) The Investor has the requisite knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the Securities and has evaluated the risk of investing in the Securities.

(e) The Investor understands that the offering and sale of the Securities is intended to be exempt from registration under the Securities Act by virtue of Regulation S and that the Company’s reliance on such exemption is predicated upon, among other things, the investment representations of the Investor contained in this Section 3.

(f) The Investor has received all the information, records and books it considers, necessary or appropriate for deciding whether to purchase the Securities and make an investment in the Company. The Investor has had a reasonable opportunity to ask questions and receive answers from all persons acting on behalf of the Company concerning the Company and the Securities, and all such questions have been answered to the full satisfaction of the Investor.

(g) The Investor is not subscribing for the Securities as a result of or subsequent to any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of an investment in the Company by a person other than the Company or a representative of the Company with whom the Investor had a preexisting relationship in connection with other investment transactions.

(h) The Investor has such knowledge and experience in financial, tax and business matters so as to enable the Investor to utilize the information made available to the Investor to evaluate the merits and risks of an additional investment in the Company and to make an informed investment decision with respect thereto.

(i) The Investor will not sell or otherwise transfer any of the Securities without registration under the Securities Act and applicable state securities laws or pursuant to an exemption therefrom. The Securities have not been registered under the Securities Act or under the securities laws of any states. The Investor represents that the Investor is purchasing the Securities for the Investor’ own account, for investment and not with an intention to resell or distribute the Securities. The Investor is aware that there is currently no market for the Note, and in any event, that there are substantial restrictions on transferability of the Securities set forth in the 1933 Act. The Investor is aware that an exemption from the registration requirements of the Securities Act pursuant to Rule 144 promulgated thereunder is not presently available.

(j) The Investor recognizes that an investment in the Company involves substantial risks, including loss of the entire amount of such investment, and has taken full cognizance of, and understands all of the risks related to, the purchase of the Securities.

(k) The Investor has no agreement or arrangement with any person or entity to sell, transfer or pledge the Securities, and the Investor is the sole party in interest with regard to the Securities.

(l) The Investor has consulted, to the extent deemed appropriate by the Investor, with the Investor’s own advisers as to the financial, tax, legal and related matters concerning an additional investment in the Company and on that basis believes that its investment in the Securities is suitable and appropriate for the Investor. The Investor’s overall commitment to the Company and other investments which are not readily marketable, is not disproportionate to the Investor’s net worth and the Investor has no need for immediate liquidity in the Investor’s investment in the Securities.

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5. Covenants and Agreements of the Company.

5.1 Reports. The Company will furnish to the Investor such information relating to the Company and its Subsidiaries as he may reasonably request from time to time as long as the Investor requesting the information continues to own any of the Securities; provided, however, that this Section 5.2 shall not require the Company to disclose material nonpublic information to the Investor, or to advisors to or representatives of the Investor, unless prior to disclosure of such information the Company identifies and designates such information as material nonpublic information and the recipients of such information have signed and delivered to the Company a confidentiality agreement with the Company, in form and substance satisfactory to the Company and its counsel, in their sole discretion, in which the recipient acknowledges that the information to be disclosed to it is material non-public information and agrees to maintain the confidentiality of that information and not to trade the Company’s securities until that information has been publicly disclosed by the Company or a Person authorized by the Company to disclose that information to the public in a filing with the Securities and Exchange Commission or a press release issued in the name of, or on behalf of, the Company through a recognized reporting service in the United States.

6. Miscellaneous

6.1 Further Assurances. Each of the parties hereto shall perform such further acts and execute such further documents as may reasonably be necessary to carry out and give full effect to the provisions of this Agreement and the intentions of the parties as reflected thereby.

6.2 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall, to the greatest extent permitted by applicable law, be governed by and construed and enforced in accordance with the internal laws of the State of New York and federal laws of the United States of America, without regard to any principles of conflicts of law thereof that would defer to the substantive laws of any other jurisdiction. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the Purchase Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. The preceding consents to New York governing law and jurisdiction and venue in New York State's Supreme Court have been made by the parties in reliance (at least in part) on Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York, as amended (as and to the extent applicable), and other applicable law. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. If either party shall commence an action or proceeding to enforce any provision of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

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EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

6.3 Successors and Assigns; Assignment. This Agreement, and the rights and obligations of the parties under this Agreement, may not be assigned or assumed by any other Person. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

6.4 Entire Agreement; Amendment and Waiver. This Agreement, including the Exhibits and the Disclosure Schedules hereto, constitute the full and entire understanding and agreement between the parties with regard to the subject matters hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof. Any term of this Agreement may be amended and the observance of any term hereof may be waived (either prospectively or retroactively and either generally or in a particular instance) only with the written consent of all of the parties to this Agreement. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding, each future holder of such Securities and the Company.

6.5 Notices. All notices and other communications required or permitted hereunder to be given to a party to this Agreement shall be in writing and shall be (i) sent by electronic mail or (ii) mailed by registered or certified mail, return receipt requested, postage prepaid, or (iii) delivered by hand or by messenger, or (iv) by internationally recognized overnight air courier, addressed to such party's address as set forth below or at such other address as the party shall have furnished to each other party in writing in accordance with this provision:

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if to the Investor:	Raymond Key
396 Ladies Mile Lake Hayes Queenstown, NewZealand E-mail: raymondkey@yahoo.co.uk Telephone: 011-64-274423601

if to the Company:	Banjo & Matilda, Inc.
76 William Street Paddington, NSW Australia 2021 Attention: Brendan Macpherson, Chief Executive Officer E-mail: ben@banjoandmatilda.com Telephone: 011-61-2-8069-2665 with a copy to:

Eaton & Van Winkle LLP 3 Park Avenue, 16th floor New York, New York 100016 Attention: Vincent J. McGill, Esq. E-mail: vmcgill@evw.com Telephone: 212 561-3604

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or such other address with respect to a party as such party shall notify each other party in writing as above provided. Any notice sent in accordance with this Section 6.5 shall be effective (i) if mailed, three (3) business days after such notice is deposited in first class mail, postage prepaid, (ii) if delivered by hand or by messenger, upon delivery, (iii) if sent via electronic mail, upon transmission and electronic confirmation of receipt and (iv) if given by internationally recognized air courier, one business day after delivery to such carrier.

6.6 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party upon any breach or default under this Agreement, shall be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any of the parties, shall be cumulative and not alternative.

6.7 Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable under applicable law, then such provision shall be excluded from this Agreement and the remainder of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms; provided, however, that in such event this Agreement shall be interpreted so as to give effect, to the greatest extent consistent with and permitted by applicable law, to the meaning and intention of the excluded provision as determined by such court of competent jurisdiction.

6.8 Counterparts. This Agreement may be executed by facsimile and in any number of counterparts, each of which shall be deemed an original and enforceable against the parties actually executing such counterpart, and all of which together shall constitute one and the same instrument.

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[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF the parties have signed this Series A Stock Purchase Agreement as of the date first hereinabove set forth.

BANJO & MATILDA, INC.

By:
Brendan Macpherson
Chief Executive Officer

THE INVESTOR:

Number of Shares: _________

Per Share Price: ___________

Aggregate Price (previously paid): __________________

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